THRIVENT SERIES FUND, INC.

                                 Form N-SAR for
                          Fiscal Period Ended 12-31-09


                                INDEX TO EXHIBITS




EXHIBIT NO.   ITEM

1.            Report on internal control by Independent Public
              Accountants. (Item 77.B.)

2.            Transactions effected pursuant to Rule 10f-3. (Item
              77.O.)